Exhibit 4.2

THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of June 1, 2011, among Kindred Healthcare, Inc., a Delaware corporation (the “Company”), each of the Guarantors listed on the signature pages hereto, (each a “Supplemental Guarantor” and, collectively, the “Supplemental Guarantors”), and Wells Fargo Bank, National Association., as trustee (the “Trustee”). Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture referred to below.

RECITALS

WHEREAS, Kindred Escrow Corp., a Delaware corporation (the “Escrow Issuer”), and the Trustee entered into that certain Indenture, dated as of June 1, 2011 (the “Indenture”), relating to the 8.25% Senior Notes due 2019 in original principal amount of $550,000,000 (the “Notes”).

WHEREAS, each Supplemental Guarantor is to become a Guarantor under the Indenture; and

WHEREAS, on the date hereof, the Escrow Issuer is merging with and into the Company, with the Company being the surviving Person of such merger (the “Merger”).

AGREEMENT

NOW, THEREFORE, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Effective upon consummation of the Merger, the Company, pursuant to Article 5 of the Indenture, hereby expressly assumes and agrees to pay, perform and discharge when due each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by the Escrow Issuer under the Indenture and the Notes. The Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes and agrees that it shall be the Successor Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Escrow Issuer under the Indenture and the Notes.

Section 2. Each Supplemental Guarantor hereby agrees, jointly and severally with all other Supplemental Guarantors, and fully and unconditionally, to be a Subsidiary Guarantor under the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.

Section 3. This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Supplemental Indenture will henceforth be read together.

Section 4. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

[Signature pages follow]

KINDRED HEALTHCARE, INC.

By:	/s/ Joseph L. Landenwich
Name: Joseph L. Landenwich
Title: Senior Vice President of Corporate Legal Affairs and Corporate Secretary

AVERY MANOR NURSING, L.L.C.
BAYBERRY CARE CENTER, L.L.C.
BRAINTREE NURSING, L.L.C.
CALIFORNIA NURSING CENTERS, L.L.C.
CARE CENTER OF ROSSMOOR, L.L.
COUNTRY ESTATES NURSING, L.L.C
COURTLAND GARDENS HEALTH CENTER, INC.
FOOTHILL NURSING COMPANY PARTNERSHIP
FORESTVIEW NURSING, L.L.C.
GODDARD NURSING, L.L.C.
GREENBRAE CARE CENTER, L.L.C.
GREENS NURSING AND ASSISTED LIVING, L.L.C.
HARBORLIGHTS NURSING, L.L.C.
HELIAN ASC OF NORTHRIDGE, INC.
HELIAN HEALTH GROUP, INC.
HIGHGATE NURSING, L.L.C.
HIGHLANDER NURSING, L.L.C.
HILLHAVEN–MSC PARTNERSHIP
HOMESTEAD HEALTH AND REHABILITATION CENTER, L.L.C.
J. B. THOMAS HOSPITAL, INC.
KINDRED BRAINTREE HOSPITAL, L.L.C.
KINDRED DEVELOPMENT 10, L.L.C.
KINDRED DEVELOPMENT 11, L.L.C.
KINDRED DEVELOPMENT 12, L.L.C.
KINDRED DEVELOPMENT 13, L.L.C.
KINDRED DEVELOPMENT 15, L.L.C.
KINDRED DEVELOPMENT 17, L.L.C.
KINDRED DEVELOPMENT 29, L.L.C.
KINDRED DEVELOPMENT 4, L.L.C.
KINDRED DEVELOPMENT 7, L.L.C.
KINDRED DEVELOPMENT 8, L.L.C.
KINDRED DEVELOPMENT 9, L.L.C.
KINDRED DEVELOPMENT HOLDINGS 3, L.L.C.
KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.
KINDRED HEALTHCARE OPERATING, INC.
KINDRED HEALTHCARE SERVICES, INC.
KINDRED HOSPICE SERVICES, L.L.C.,
KINDRED HOSPITAL-PALM BEACH, L.L.C.
KINDRED HOSPITAL-PITTSBURGH-NORTH SHORE, L.L.C.

By:	/s/ Joseph L. Landenwich
Name: Joseph L. Landenwich
Title: Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED HOSPITALS EAST, L.L.C.
KINDRED HOSPITALS LIMITED PARTNERSHIP
KINDRED HOSPITALS WEST, L.L.C.
KINDRED HOSPITAL-SPRINGFIELD, L.L.C.
KINDRED HOSPITAL-TOLEDO, L.L.C.
KINDRED NEVADA, L.L.C.
KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP
KINDRED NURSING CENTERS EAST, L.L.C.
KINDRED NURSING CENTERS LIMITED PARTNERSHIP
KINDRED NURSING CENTERS NORTH, L.L.C.
KINDRED NURSING CENTERS SOUTH, L.L.C.
KINDRED NURSING CENTERS WEST, L.L.C.
KINDRED REHAB SERVICES, INC.
KINDRED SYSTEMS, INC
KND DEVELOPMENT 50, L.L.C.
KND DEVELOPMENT 51, L.L.C.
KND DEVELOPMENT 52, L.L.C.
KND DEVELOPMENT 53, L.L.C.
KND DEVELOPMENT 54, L.L.C.
KND DEVELOPMENT 55, L.L.C.
KND DEVELOPMENT 56, L.L.C.
KND DEVELOPMENT 57, L.L.C.
KND DEVELOPMENT 58, L.L.C.
KND DEVELOPMENT 59, L.L.C.
KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C.
KND REAL ESTATE 1, L.L.C.
KND REAL ESTATE 10, L.L.C.
KND REAL ESTATE 11, L.L.C.
KND REAL ESTATE 12, L.L.C.
KND REAL ESTATE 13, L.L.C.
KND REAL ESTATE 14, L.L.C.
KND REAL ESTATE 15, L.L.C.
KND REAL ESTATE 16, L.L.C.
KND REAL ESTATE 17, L.L.C.
KND REAL ESTATE 18, L.L.C.
KND REAL ESTATE 19, L.L.C.
KND REAL ESTATE 2, L.L.C.
KND REAL ESTATE 20, L.L.C.
KND REAL ESTATE 21, L.L.C.
KND REAL ESTATE 22, L.L.C.
KND REAL ESTATE 23, L.L.C.
KND REAL ESTATE 24, L.L.C.
KND REAL ESTATE 25, L.L.C.
KND REAL ESTATE 26, L.L.C.
KND REAL ESTATE 27, L.L.C.
KND REAL ESTATE 28, L.L.C.

By:	/s/ Joseph L. Landenwich
Name: Joseph L. Landenwich
Title: Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KND REAL ESTATE 29, L.L.C.
KND REAL ESTATE 3, L.L.C
KND REAL ESTATE 30, L.L.C.
KND REAL ESTATE 31, L.L.C.
KND REAL ESTATE 32, L.L.C.
KND REAL ESTATE 33, L.L.C.
KND REAL ESTATE 34, L.L.C
KND REAL ESTATE 35, L.L.C.
KND REAL ESTATE 36, L.L.C.
KND REAL ESTATE 37, L.L.C.
KND REAL ESTATE 38, L.L.C.
KND REAL ESTATE 39, L.L.C.
KND REAL ESTATE 4, L.L.C.
KND REAL ESTATE 40, L.L.C.
KND REAL ESTATE 41, L.L.C.
KND REAL ESTATE 42, L.L.C.
KND REAL ESTATE 43, L.L.C.
KND REAL ESTATE 44, L.L.C.
KND REAL ESTATE 45, L.L.C.
KND REAL ESTATE 5, L.L.C.
KND REAL ESTATE 6, L.L.C.
KND REAL ESTATE 7, L.L.C.
KND REAL ESTATE 8, L.L.C.
KND REAL ESTATE 9, L.L.C.
KND REAL ESTATE HOLDINGS, L.L.C.
KND REHAB REAL ESTATE HOLDINGS, L.L.C.
KND SNF REAL ESTATE HOLDINGS, L.L.C.
LAFAYETTE HEALTH CARE CENTER, INC.
LAUREL LAKE HEALTH AND REHABILITATION, L.L.C.
MAINE ASSISTED LIVING, L.L.C.
MASSACHUSETTS ASSISTED LIVING, L.L.C.
MEADOWS NURSING, L.L.C.
MEDEQUITIES, INC.
MEDICAL HILL REHAB CENTER, L.L.C.
PACIFIC COAST CARE CENTER, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF CALIFORNIA, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF COLORADO, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF INDIANA, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF MASSACHUSETTS, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF OHIO, L.L.C.
PEOPLEFIRST HOMECARE & HOSPICE OF UTAH, L.L.C.
PEOPLEFIRST HOMECARE OF COLORADO, L.L.C.
PEOPLEFIRST VIRGINIA, L.L.C.
PERSONACARE OF CONNECTICUT, INC.

By:	/s/ Joseph L. Landenwich
Name: Joseph L. Landenwich
Title: Senior Vice President of Corporate Legal Affairs and Corporate Secretary

PERSONACARE OF GEORGIA, INC.
PERSONACARE OF HUNTSVILLE, INC.
PERSONACARE OF OHIO, INC.
PERSONACARE OF POMPANO EAST, INC.
PERSONACARE OF READING, INC.
PERSONACARE OF SHREVEPORT, INC.
PERSONACARE OF WARNER ROBINS, INC.
PERSONACARE OF WISCONSIN, INC.
PF DEVELOPMENT 10, L.L.C.
PF DEVELOPMENT 15, L.L.C.
PF DEVELOPMENT 5, L.L.C.
PF DEVELOPMENT 6, L.L.C.
PF DEVELOPMENT 7, L.L.C.
PF DEVELOPMENT 8, L.L.C.,
PF DEVELOPMENT 9, L.L.C.
REHAB STAFFING, L.L.C.
SIENA CARE CENTER, L.L.C.
SMITH RANCH CARE CENTER, L.L.C.
SOUTHERN CALIFORNIA SPECIALTY CARE, INC.
SPECIALTY HEALTHCARE SERVICES, INC.
SPECIALTY HOSPITAL OF CLEVELAND, INC.
SPECIALTY HOSPITAL OF PHILADELPHIA, INC.
SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.
SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.
THC – CHICAGO, INC.
THC – HOUSTON, INC.
THC – NORTH SHORE, INC.
THC – ORANGE COUNTY, INC.
THC – SEATTLE, INC.
TOWER HILL NURSING, L.L.C.
TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.
TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.
TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.
TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.
TUCKER NURSING CENTER, INC.
YGNACIO VALLEY CARE CENTER, L.L.C.,

By:	/s/ Joseph L. Landenwich
Name: Joseph L. Landenwich
Title: Senior Vice President of Corporate Legal Affairs and Corporate Secretary

KINDRED DEVELOPMENT 27, L.L.C.

By:	/s/ Donald H. Robinson
Name: Donald. H. Robinson
Title: President and Treasurer

REHABCARE GROUP, INC.

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Treasurer

AMERICAN VITALCARE, LLC
CANNON & ASSOCIATES, LLC
CLEAR LAKE REHABILITATION HOSPITAL, L.L.C.
LAFAYETTE SPECIALTY HOSPITAL, L.L.C
LOUISIANA SPECIALTY HOSPITAL, L.L.C.
NEW TRIUMPH HEALTHCARE OF TEXAS, LLC
NEW TRIUMPH HEALTHCARE, INC.
NEW TRIUMPH HEALTHCARE, L.L.P.
REHABCARE GROUP EAST, INC.
REHABCARE GROUP MANAGEMENT SERVICES, INC.
REHABCARE GROUP OF AMARILLO, LP
REHABCARE GROUP OF ARLINGTON, LP
REHABCARE GROUP OF CALIFORNIA, LLC
REHABCARE GROUP OF TEXAS, LLC
REHABCARE HOSPITAL HOLDINGS, LLC
SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC.
SCCI HEALTH SERVICES CORPORATION
SCCI HOSPITAL – EASTON, INC.
SCCI HOSPITAL – EL PASO, INC.
SCCI HOSPITAL – MANSFIELD, INC.
SCCI HOSPITAL VENTURES, INC
SCCI HOSPITALS OF AMERICA, INC.
SYMPHONY HEALTH SERVICES, LLC
TRIUMPH HEALTHCARE HOLDINGS, INC.
TRIUMPH HEALTHCARE SECOND HOLDINGS, LLC
TRIUMPH HEALTHCARE THIRD HOLDINGS, LLC
TRIUMPH HOSPITAL MEDICAL CENTER, L.P.
TRIUMPH HOSPITAL NORTHWEST INDIANA, INC.
TRIUMPH REHABILITATION HOSPITAL NORTHERN INDIANA, L.L.C.
TRIUMPH REHABILITATION HOSPITAL OF NORTHEAST HOUSTON, L.L.C
TULSA SPECIALTY HOSPITAL LLC
VTA MANAGEMENT SERVICES, LLC
VTA STAFFING SERVICES, LLC,

By:	/s/ Patricia Williams
Name: Patricia Williams
Title: Senior Vice President, General Counsel and Corporate Secretary

REHABCARE GROUP OF MIDLAND, LP

RehabCare Group, Inc., as its sole General Partner

By:	/s/ Donald H. Robinson
Name: Donald H. Robinson
Title: Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Gregory S. Clarke
Name: Gregory S. Clarke
Title: Vice President